Earnings Per Share - Evernorth - Interim	6 Months Ended
Jun. 30, 2026
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per Share
Basic earnings per share (“EPS”) is computed by dividing net loss attributable to common stockholders by the weighted‑average number of common shares outstanding during the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock, except when the effect would be antidilutive.
For the period presented, the Company reported a net loss of $152,717,402 and had one weighted‑average common share outstanding. Accordingly, the basic EPS is $152,717,402 per share.
The Company has recorded a liability related to refundable investor advances (Note 5) that is contingently settleable in shares. During the period, the Company recognized a gain of $82,054,043 related to the change in fair value of this liability. Because the Company is in a net loss position and the inclusion of the potential shares would have reduced the loss per share, the potential shares are excluded from the diluted EPS calculation. Accordingly, the basic and diluted EPS is $152,717,402 per share.
Earnings Per Share
For the period presented, the Company reported a net loss of $188,134,733 and had one weighted‑average common share outstanding. Accordingly, the basic and diluted EPS is $188,134,733 loss per share.
The Company recorded a liability for refundable investor advances (see Note 5) that is contingently settleable in shares. During the period, a gain of $77,477,000 was recognized from the change in fair value of this liability. As the Company was in a net loss position and inclusion of the potential shares would have been anti-dilutive, these shares were excluded from the diluted EPS calculation. Accordingly, the basic and diluted EPS is $188,134,733 per share.